UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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WORLD WRESTLING ENTERTAINMENT INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WORLD WRESTLING ENTERTAINMENT, INC. 1241 EAST MAIN STREET STAMFORD, CT 06902 ATTN: INVESTOR RELATIONS	Your Vote Counts! WORLD WRESTLING ENTERTAINMENT, INC. 2022 Annual Meeting Vote by May 18, 2022 11:59 PM ET

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You invested in WORLD WRESTLING ENTERTAINMENT, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 19, 2022 1:00 PM EASTERN TIME
Virtually at: www.virtualshareholdermeeting.com/WWE2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends
1.	Election of Directors
	Nominees:
	01)	Vincent K. McMahon	07)	Erika Nardini	For
	02)	Nick Khan	08)	Steve Pamon
	03)	Stephanie McMahon Levesque	09)	Connor Schell
	04)	Paul Levesque	10)	Man Jit Singh
	05)	Steve Koonin	11)	Jeffrey R. Speed
	06)	Ignace Lahoud	12)	Alan M. Wexler
2.	Ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm.				For
3.	Advisory vote to approve Executive Compensation.				For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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